Exhibit 10.3

FIRST LIEN OMNIBUS ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

FIRST LIEN OMNIBUS ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (this “Agreement”) dated as of November 10, 2010, among Prestige Cruise Holdings, Inc., a Panamanian sociedad anónima (“Holdings”); Seven Seas Cruises S. de R.L., a Panamanian sociedad de responsibilidad limitada (formerly known as Classic Cruises Holdings S. de R.L., “SSC”), Radisson Seven Seas (France) SNC, a French société en nom collectif (“Radisson France” or “Assignor”), Mariner, LLC, a Marshall Islands limited liability company (“Mariner, LLC” or “Assignee”), Celtic Pacific (UK) Two Limited, a company incorporated and existing under the laws of the Bahamas (“CP2”), Supplystill Limited, an English private limited company (“Supplystill”, and together with SSC, Mariner, LLC and CP2, the “Borrowers”), Regent Seven Seas Cruises UK Limited, an English private limited company (“RSSC”), Celtic Pacific (UK) Limited, an English private limited company (“CPUK”), SSC (France) LLC, a Delaware limited liability company (“SSC LLC”, and together with Holdings, RSSC and CPUK, the “Guarantors”), HSBC BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) and the other parties named in the Credit Agreement referred to below.

All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Radisson France is a stated borrower under that certain Credit Agreement, dated as of January 31, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among, inter alios, Radisson France, CP2, Supplystill, SSC, the Guarantors, the Lenders party thereto, the Administrative Agent and the Collateral Agent;

WHEREAS, the Credit Agreement contemplates that, subject to Section 5.16 of the Credit Agreement, SSC shall use its best efforts to transfer the SEVEN SEAS MARINER and all other Collateral of Radisson France to the Replacement Mariner Subsidiary and upon completion of such transfer, consummate the other transactions required under Section 5.16 of the Credit Agreement (collectively, the “Mariner Transactions”);

WHEREAS, Mariner, LLC is the Replacement Mariner Subsidiary and Radisson France will transfer on the Effective Date (as defined below) the SEVEN SEAS MARINER to Mariner, LLC pursuant to the Memorandum of Agreement, dated as of November 10, 2010, between Radisson France and Mariner, LLC (the “Memorandum of Agreement”);

WHEREAS, Radisson France wishes to assign to Mariner, LLC all of its right, title, interest and obligations in, to and under the Mariner Loan Documents (as hereinafter defined) including any of the exhibits, schedules or annexes thereto, in each case as amended hereby, or any other instrument or document executed in connection therewith and Mariner, LLC wishes to assume all right, title, interest and obligations of Radisson France in, to and under the Mariner Loan Documents including any of the exhibits, schedules or annexes thereto, in each case as amended hereby, or any other instrument or document executed in connection therewith;

WHEREAS, Radisson France, Mariner, LLC and the other Loan Parties wish to enter into this Agreement to effect the Mariner Transactions and make certain amendments to the Mariner Loan Documents as set forth herein; and

WHEREAS, pursuant to Section 10.08(c) of the Credit Agreement, the Administrative Agent and the Collateral Agent are willing to agree to amend the Loan Documents on the terms and subject to the conditions contained herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.   Assignment.   Effective as of the Effective Date (as hereinafter defined), Assignor hereby assigns to Assignee, without recourse and without representation or warranty (other than as expressly provided herein), all of Assignor’s right, title, interest and obligations in, to and under the Loan Documents and other documents listed in Schedule A hereto (the “Mariner Loan Documents”) and the Collateral described therein (whether arising prior to, on or following the Effective Date), subject, in each case, to all existing Liens in favor of the Collateral Agent under the Loan Documents.

2.   Assumption.   Effective as of the Effective Date, Assignee hereby assumes from Assignor all of Assignor’s right, title, interest and obligations in, to and under the Mariner Loan Documents and the Collateral described therein, subject, in each case, to all existing Liens in favor of the Collateral Agent under the Loan Documents. As of and after the Effective Date, (i) Assignee shall be deemed to be a “Subsidiary Borrower” for all purposes under the Credit Agreement and shall be subject to and shall benefit from all of the rights and obligations of a Subsidiary Borrower under the Credit Agreement with the same force and effect as if it were an original signatory thereto and (ii) Assignee shall be deemed to be the “Pledgor” or “Assignor”, as applicable, for all purposes under the applicable Mariner Loan Documents, and, in each case, shall be subject to and shall benefit from all of the rights and obligations of the Pledgor or the Assignor, as applicable, under such Mariner Loan Documents with the same force and effect as if it were an original signatory thereto. Notwithstanding any limitation or restriction on any guarantee or security given by Assignor for the obligations of any other person under the Loan Documents, as of the Effective Date, the Obligations assumed by Assignee shall not be subject to any such limitations or restrictions (including any limitation or restriction under Section 10.23(f) of the Credit Agreement and Section 5.17 of the Collateral Agreement), and the Assignee shall be jointly and severally liable for the payment and performance of all of the Obligations.

3.   Release of Assignor; Termination; Several Obligations.   Following the Effective Date, (i) Assignor shall be released from all of its right, title, interest and obligations under the Mariner Loan Documents and the Collateral described therein, except as otherwise provided herein, (ii) each of (x) the first ranking share pledge agreement (contrat de nantissement de parts sociales) dated as of January 31, 2008 (“SSC LLC Pledge”), by and between SSC LLC as pledgor, the Collateral Agent and the beneficiaries listed therein represented by the Collateral Agent shall terminate, and will be void and of no further effect, (y) the first ranking share pledge agreement (contrat de nantissement de parts sociales) dated as of January 31, 2008 (“Alva Bay Pledge”), by and between Alva Bay Shipping Company Limited (as assumed by Seven Seas Cruises S. DE R.L.) as pledgor, the Collateral Agent and the beneficiaries listed therein represented by the Collateral Agent and (z) each note listed in Schedule B hereto, shall terminate, and will be void and of no further effect.

4.   Amendments to Credit Agreement.   Pursuant to Section 10.08(c) of the Credit Agreement, effective as of the Effective Date the Credit Agreement shall be amended as follows:

(a)      Section 1.01 of the Credit Agreement is hereby amended by inserting (in alphabetical order) the following definition:

“‘Omnibus Assignment, Assumption and Amendment’ means the First Lien Omnibus Agreement, Assumption and Amendment between

Radisson France, as assignor, Mariner, LLC, as assignee and Replacement Mariner Subsidiary, the other Loan Parties party thereto, the Administrative Agent and the Collateral Agent.”;

(b)      Clause (a) of the definition of “Subsidiary Borrower Pledge Agreement” in Section 1.01 of the Credit Agreement is hereby amended by deleting such clause of such definition in its entirety and replacing it with the following:

“(a)        the New York law Pledge Agreement dated on or around the effective date of the Omnibus Assignment, Assumption and Amendment between SSC and the Collateral Agent,”;

(c)      the definition of “Subsidiary Borrowers” in Section 1.01 of the Credit Agreement is hereby amended by adding the words “, and shall include any Replacement Mariner Subsidiary” at the end of such definition;

(d)      Schedule 10.01 of the Credit Agreement shall be replaced in its entirety by the corresponding schedule provided in Schedule C hereto.

5.   Amendments to Collateral Agreement.   Effective as of the Effective Date, the Collateral Agreement shall be amended as follows:

(a)        the definition of “Obligations” in Section 1.02 of the Collateral Agreement is hereby amended by deleting the words “, subject to Section 5.17 hereof,” in the first line of such definition; and

(b)        replacing Schedules I and II of the Collateral Agreement in their entirety by the corresponding schedules provided in Schedule D hereto.

6.   Amendments to Insurance Assignment.   Effective as of the Effective Date, the Insurance Assignment shall be amended by replacing Schedule 1, Appendix A and Appendix B of the Insurance Assignment in their entirety by the corresponding schedule and appendices provided in Schedule E hereto.

7.   Amendment to SSC Insurance Assignment.   Effective as of the Effective Date, the First Lien Insurance Assignment dated as of January 31, 2008 by SSC to the Collateral Agent shall be amended by replacing Appendix B of the First Lien Insurance Assignment in its entirety by the corresponding schedule and appendices provided in Schedule F hereto.

8.   Effectiveness.   Unless otherwise stated, this Agreement shall become effective as of the date hereof following notification by the Administrative Agent to the Loan Parties that it has received all of the documents and other evidence listed in and complying with the requirements of this Section 8 (such date, the “Effective Date”):

(a)        an electronic copy of each counterpart to this Agreement executed by each Loan Party, the Administrative Agent and the Collateral Agent;

(b)        an executed copy of the Memorandum of Agreement between Radisson France and Mariner, LLC dated on or before the date hereof;

(c)        an executed copy of the Pledge Agreement between SSC and the Collateral Agent dated on or about the date hereof, pursuant to which SSC shall pledge all of the Equity Interest of Mariner, LLC to the Collateral Agent;

(d)        the limited liability company certificate issued by Mariner, LLC to SSC representing 100% Equity Interest in Mariner, LLC;

(e)        favorable written opinions (addressed to the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Bank) of (i) O’Melveny & Myers LLP, transaction counsel for the Loan Parties, (ii) O’Melveny & Myers LLP, English counsel for the Loan Parties, (iii) Arias, Fabrega and Fabrega, Panamanian counsel for the Loan Parties, (iv) Franklin Société d’Avocats, French counsel for the Loan Parties, (v) Callenders & Co., Bahamian counsel for the Loan Parties, and (vi) Reeder & Simpson PC, Marshall Islands counsel for the Loan Parties, in each case, in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request.

(f)        the Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (i), (ii), (iii) and (iv) below:

(i)        a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation, by-laws, partnership agreement, limited liability company agreement or other equivalent constituent and governing documents, including all amendments thereto of each Loan Party, (x) if available from an official in such jurisdiction, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (y) if not available from an official in such jurisdiction, (A) certified by the Secretary or Assistant Secretary of each such Loan Party or other person duly authorized by the constituent documents of such Loan Party or (B) otherwise in form and substance reasonably satisfactory to the Administrative Agent; provided that with respect to Radisson France the Administrative Agent also shall have received (i) an original k-bis extract (extrait k-bis) dated not more than one month old before the Effective Date, (ii) if necessary, a copy of any power of attorney, (iii) a non-bankruptcy certificate (recherche négative de procédure collective) dated not more than one month old before the Effective Date and (iv) an état des inscriptions et privilèges dated not more than one month old before the Effective Date;

(ii)        a certificate of the Secretary or Assistant Secretary or similar officer or authorized person of each Loan Party dated the Effective Date and certifying:

(1)        that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (2) below,

(2)        that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of this Agreement and any other Loan Document to which such person is a party delivered in connection herewith and, in the case of Mariner, LLC, the borrowings under the Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Effective Date,

(3)        that the certificate or articles of incorporation, certificate of limited partnership or certificate of formation or other equivalent constituent and governing documents of such

Loan Party have not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above,

(4)        as to the incumbency and specimen signature of each officer, director or authorized person executing this Agreement or any other Loan Document delivered in connection herewith on behalf of such Loan Party, and

(5)        in the case of Radisson France and Mariner, LLC, as to the absence, as of the date hereof, of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party (it being understood that after the Mariner Transactions are completed, Radisson France will begin the dissolution and liquidation process);

(iii)        a certificate of a director, officer or authorized person as to the incumbency and specimen signature of the Secretary, Assistant Secretary, authorized person or similar officer executing the certificate pursuant to clause (ii) above; and

(iv)        such other documents as the Administrative Agent and the Collateral Agent may reasonably request.

(g)        the results of a search of Uniform Commercial Code (or equivalent) Lien filings made with respect to Mariner, LLC in Washington, D.C., the Marshall Islands and any other jurisdiction in which the Collateral Agent determines it would be advisable to conduct such a search (including a Transcript of the Bahamas Register showing the SEVEN SEAS MARINER to be owned by Radisson France prior to the transfer of such vessel to Mariner, LLC free of encumbrances (other than encumbrances created under the existing Loan Documents or under the Second Lien Loan Documents)), together with copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are Permitted Liens or have been released and terminated.

(h)        the Borrowers shall have paid all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement and the transactions contemplated thereby (including reasonable fees and expenses of the Administrative Agent’s counsel), to the extent invoiced prior to the date hereof; provided that nothing in this Amendment shall limit the generality of Section 10.05 of the Credit Agreement.

(i)        at least 5 Days prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act with respect to Mariner, LLC.

(j)        the Collateral Agent shall have received copies of the following documents duly filed and registered by the Loan Parties with the Bahamas Maritime Authority:

(1)        Bill of Sale and Protocol of Delivery and Acceptance relating to the SEVEN SEAS MARINER (the “Mariner BOS”);

(2)        statutory forms required by the Bahamas Maritime Authority in connection with the Mariner BOS, including:

a.        Authorised Officer Form

b.        Declaration of Ownership Form

c.        Managing Owner’s Form

d.        Amendment Form 2 (for issuance of Continuous Synopsis Record; and

e.        Certificate of Formation and original Certificate of Good Standing;

(3)        documents relating to registration of the SEVEN SEAS MARINER in the name of Mariner, LLC;

(4)        a Transcript of Register issued by the Bahamas Maritime Authority stating that the SEVEN SEAS MARINER is owned by Mariner, LLC and that there are of record no liens or other encumbrances on such Mortgaged Vessel except the Vessel Mortgage in favor of the Collateral Agent and the Second Lien vessel mortgage in favor of the Second Lien Collateral Agent;

(5)        confirmation letters sent to the Bahamian Maritime Authority by each of Radisson France, Mariner, LLC, Lehman Commercial Paper Inc. and the Collateral Agent stating that such party does not object to the transfer of SEVEN SEAS MARINER subject to the Vessel Mortgage;

(6)        confirmation from the new Radio Accounting Authority to the Bahamas Maritime Authority that they will act;

(7)        evidence of marine insurance and letters of undertaking in favor of the Collateral Agent issued by the hull and machinery and war risks underwriters and the protection and indemnity club; and

(8)        a certificate signed by an officer or authorized person of the Assignor and an officer or authorized person of the Assignee that it has received any consents and authorizations necessary to consummate the Mariner Transactions (including any shareholder approval).

9.    Representations and Warranties of the Loan Parties.   Each of the Loan Parties represents and warrants to the other, to the Lenders, to the Administrative Agent and to the Collateral Agent that, as of the Effective Date:

(a)        this Agreement and each other Loan Document to which it is a party delivered in connection herewith has been duly authorized, executed and delivered by such Loan Party, constitutes the legal, valid and binding obligations of such Loan Party enforceable against it in accordance with its terms and the Credit Agreement, and will not violate the certificate or articles of incorporation or bylaws of such Loan Party, as applicable;

(b)        the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); and

(c)        all approvals, authorizations, or other actions by, or filings with, any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement and each other Loan Document to which it is a party delivered in connection herewith have been obtained; and

(d)        no Default or Event of Default has occurred and is continuing under any Loan Document.

10.  Representations and Warranties of Assignor.   The representations and warranties of Assignor contained in this Agreement and in each other Loan Document to which it is a party are true and correct in all material respects immediately prior to the Effective Date, except to the extent any such representation or warranty is stated expressly to be made only on or as of another prior date, in which case, such representation or warranty is true and correct in all material respects on and as of such earlier date.

11.  Representations and Warranties of Assignee.   The representations and warranties of Assignee contained in this Agreement and in each other Loan Document to which it is a party are true and correct in all material respects immediately upon the occurrence of, and as of, the Effective Date, except to the extent any such representation or warranty is stated expressly to be made only on or as of another prior date, in which case, such representation or warranty is true and correct in all material respects on and as of such earlier date.

12.  Reaffirmation.   Each Loan Party party hereto hereby (other than the Assignor) ratifies and reaffirms as of the Effective Date that its Guarantee under Article IX of the Credit Agreement and each and every security interest and lien granted by it in favor of the Secured Parties under the Security Documents to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations, and any other obligations purported to be guaranteed by its Guarantee under Article IX of the Credit Agreement or secured under the Security Documents, including, without limitation, the payment and performance of all Obligations in respect of the Obligations of the Borrowers now or hereafter existing under or in respect of the Loan Documents (including, without limitation, the obligations of the Borrowers with respect to the Loans). Neither this Agreement nor any other agreement or matter relating hereto shall release, reduce or diminish any Loan Party’s (other than the Assignor’s) obligations to the Secured Parties under the Security Documents, the Guarantee or any other Loan Document, or prejudice, alter or in any regard adversely affect the rights and remedies of any Secured Party in respect thereof.

13.  Reference to and Effect on the Loan Documents.

(a)        Except as expressly provided herein, all provisions, terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

(b)        Nothing contained herein shall constitute a waiver of any other rights or remedies that the Administrative Agent, Collateral Agent or any Lender may have.

(c)        As amended hereby, the Credit Agreement and each Loan Document are ratified and confirmed in all respects. Whenever the “Credit Agreement” or a “Loan Document” is referred to in the Credit Agreement, any other Loan Document or any of the exhibits, schedules or annexes thereto or any other instrument or document executed in connection therewith, it shall be deemed to mean the Credit Agreement or such Loan Document as amended hereby.

(d)        The Loan Parties and the Administrative Agent hereby designate this Agreement as a Loan Document.

14.  Release of Pledge Agreements.     Upon the occurrence of the Effective Date, the Administrative Agent agrees to deliver to Radisson France executed releases of (x) the SSC LLC Pledge and (y) the Alva Bay Pledge, in each case, substantially in the form distributed to the Administrative Agent prior to the date hereof.

15.  Miscellaneous.

(a)        Releases. In consideration for the execution of this Agreement, each Loan Party and their Affiliates (the “Releasors”) unconditionally and irrevocably acquits and fully forever releases and discharges each Lender, the Administrative Agent, the Collateral Agent and all Affiliates, partners, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders of such Persons, and their respective heirs, legal representatives, successors and assigns (collectively, the “Releasees”) from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, known or unknown, direct or indirect, suspected or claimed, whether arising under common law, in equity or under statute, which such Releasor ever had or now has against any of the Releasees and which may have arisen at any time prior to the Effective Date and which were in any manner related to this Agreement, the Credit Agreement, any other Loan Document or related documents, instruments or agreements or the enforcement or attempted or threatened enforcement by any of the Releasees of any of their respective rights, remedies or recourse related thereto (collectively, the “Released Claims”). Each Releasor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releasees any action or other proceeding based upon any of the Released Claims. Each Releasor represents and warrants that it has no knowledge of any claim by it against the Releasees or of any facts or acts or omissions of the Releasees which on the Effective Date would be the basis of a claim by the Releasors against the Releasees which is not released hereby. Each Releasor represents and warrants that it has not purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any Released Claims to any other person or entity and that the foregoing constitutes a full and complete release of all Released Claims. Releasors have granted this release freely and voluntarily and without duress.

(b)        No Other Amendments or Waivers. This Agreement shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.

(c)        Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(d)        Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

(e)        Counterparts. This Agreement may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

[Remainder of page left blank intentionally; signatures follow on next page.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

RADISSON SEVEN SEAS (FRANCE) SNC, as Assignor

By:	/s/ Franck Garanger
Name: Franck Garanger
Title: Director

MARINER, LLC, as Assignee and as Subsidiary Borrower

By:	/s/ Gema M, Piñon
Name: Gema M. Piñon
Title: Authorized Person

[Signature Page to First Lien Omnibus

Assignment, Assumption and Amendment

Agreement]

PRESTIGE CRUISE HOLDINGS, INC., as Guarantor

By:	/s/ Gema M. Piñon
Name: Gema M. Piñon
Title: Senior Vice President, General Counsel and Secretary

SEVEN SEAS CRUISES S. DE RL., as Borrower

By:	/s/ Gema M. Piñon
Name: Gema M. Piñon
Title: Senior Vice President, General Counsel and Secretary

CELTIC PACIFIC (UK) TWO LIMITED, as Subsidiary Borrower

By:	/s/ Susan Sinclair
Name: Susan Sinclair
Title: Director

SUPPLYSTILL LIMITED, as Subsidiary Borrower

By:	/s/ Susan Sinclair
Name: Susan Sinclair
Title: Director

REGENT SEVEN SEAS CRUISES UK LIMITED, as Subsidiary Guarantor

By:	/s/ Susan Sinclair
Name: Susan Sinclair
Title: Director

[Signature Page to First Lien Omnibus

Assignment, Assumption and Amendment

Agreement]

CELTIC PACIFIC (UK) LIMITED., as Subsidiary Guarantor

By:	/s/ Susan Sinclair
Name: Susan Sinclair
Title: Director

SSC (FRANCE) LLC, as Subsidiary Guarantor

By:	/s/ Gema M. Piñon
Name: Gema M. Piñon
Title: Manager

[Signature Page to First Lien Omnibus

Assignment, Assumption and Amendment

Agreement]

HSBC BANK PLC, as Administrative Agent and Collateral Agent

By:	/s/ Jeremy Causton
Name: Jeremy Causton
Title: Authorised Signatory

[Signature Page to First Lien Omnibus

Assignment, Assumption and Amendment

Agreement]

SCHEDULE A

Mariner Loan Documents

1.	The Credit Agreement;

2.	Collateral Agreement, dated as of January 31, 2008, among Radisson France, CP2 and Supplystill, as Subsidiary Borrowers and the Collateral Agent (the “Collateral Agreement”);

3.	First Lien Earnings Assignment, made as of January 31, 2008, by Radisson France to the Collateral Agent (the “Earnings Assignment”);

4.	First Lien Insurance Assignment, made as of January 31, 2008, by Radisson France to the Collateral Agent (the “Insurance Assignment”);

5.	Statutory Bahamian mortgage dated as of January 31, 2008, relating to the SEVEN SEAS MARINER (the “Vessel Mortgage”);

6.	Deed of Covenants relating to the SEVEN SEAS MARINER, dated as of January 31, 2008, between Radisson France, as owner and the Collateral Agent (the “Deed of Covenants”);

7.	Intercreditor Agreement dated as of January 31, 2008, among the Collateral Agent, Lehman Commercial Paper Inc., as second lien collateral agent, and the Borrowers; and

8.	Charter Agreement, dated as of January 31, 2008, by and between Radisson France and SSC.

SCHEDULE B

Radisson France Notes

1.	Term Loan Note, dated as of January 31, 2008, by Radisson France to the Administrative Agent;

2.	Term Loan Note, dated as of January 31, 2008, by Radisson France to Calyon;

3.	Term Loan Note, dated as of January 31, 2008, by Radisson France to DVB Bank N.V.;

4.	Revolving Facility Loan Note, dated as of January 31, 2008, by Radisson France to the Administrative Agent;

5.	Revolving Facility Loan Note, dated as of January 31, 2008, by Radisson France to Calyon; and

6.	Revolving Facility Loan Note, dated as of January 31, 2008, by Radisson France to DVB Bank N.V.

SCHEDULE C

SCHEDULE 10.01

NOTICE OF INFORMATION

Loan Parties’ Addresses:

Prestige Cruise Holdings, Inc.

c/o Apollo Management, L.P.

9 West 57th Street, 43rd Floor

New York, New York 10019

Attention: Steve Martinez

Telephone: (212) 515-3200

Facsimile: (212) 515-3288

Seven Seas Cruises S. DE R.L.

8300 N.W. 33rd Street, Suite 308

Miami, Florida 33122

Attention: Gema M. Piñon

Facsimile: (305) 541-2297

Email: gpinon@prestigecruiseholdings.com

Mariner, LLC

Celtic Pacific (UK) Two Limited

Supplystill Limited

SSC (France) LLC

Regent Seven Seas Cruises Limited

Celtic Pacific (UK) Limited

in each case:

c/o Seven Seas Cruises S. DE R.L.

8300 N.W. 33rd Street, Suite 308

Miami, Florida 33122

Attention: Gema M. Piñon

Facsimile: (305) 541-2297

Email: gpinon@prestigecruiseholdings.com

with copies to:

O’Melveny & Myers LLP

Times Square Tower

7 Times Square

New York, New York 10036

Attention: Brad Finkelstein

Telephone: (212) 728-5271

Facsimile: (212) 326-2061

Administrative Agents and Collateral Agents Address:

HSBC Bank plc

Loan Agency Corporate Trust

Level 24

Canada Square

London E14 5HQ

For all Borrowing Requests:

Attn: Mike Pickersgill and Robert Crayshaw

Tel: +44 20 7992 2037 / +44 20 7991 6226

Fax: +44 20 7991 4348 (in each case)

For all other matters:

Attn: Khalid Raja

Tel: +44 20 7992 2038

Fax: +44 20 7991 4351

Issuing Bank’s Address:

HSBC Bank plc

London Trade Services Centre

Level

62-76 Park Street

Southwark

London SE1 9RN

Fax: +44 20 7260 5637

With copies to:

HSBC Bank plc

Loan Agency Corporate Trust

Level 24

Canada Square

London E14 5HQ

Attn: Khalid Raja

Tel: +44 20 7992 2038

Fax: +44 20 7991 4351

SCHEDULE D

SCHEDULE I

PLEDGOR INFORMATION

Legal Name	Type of Organization	Jurisdiction of Incorporation/ Formation	Org. ID No.	Chief Executive Office	Mailing Address
Mariner, LLC	Limited Liability Company	Marshall Islands	961822	8300 N.W. 33rd Street, Suite 308 Miami, Florida 33122	Mariner, LLC c/o Seven Seas Cruises S. DE R.L. 8300 N.W. 33rd Street, Suite 308 Miami, Florida 33122 Attention: Gema M. Piñon
Celtic Pacific (UK) Two Limited	Company	Bahamas	115650B	Celtic Pacific (UK) Two Limited MB&H Corporate Services Ltd., Mareva House 4 George Street, Nassau, Bahamas	Celtic Pacific (UK) Two Limited c/o Seven Seas Cruises S. DE R.L. 8300 N.W. 33rd Street, Suite 308 Miami, Florida 33122 Attention: Gema M. Piñon
Supplystill Limited	Private Limited Company	U.K.	None	Supplystill Limited Suite ABC, Beresford House Southampton Hampshire SO14 2AQ	Supplystill Limited c/o Seven Seas Cruises S. DE R.L. 8300 N.W. 33rd Street, Suite 308 Miami, Florida 33122 Attention: Gema M. Piñon

SCHEDULE II

PERFECTION REQUIREMENTS/FILING JURISDICTIONS

1.	Bahamas

None.

2.	Bermuda

Registration with Registrar of Companies under Section 61 of the Companies Act for the security interest granted by CP2 under the Deed of Covenants.

3.	France

a.	Notice of Assignment of Mariner Management Agreement from Radisson France to CP(UK).

b.	Notice of Assignment of Mariner Time Charter by Radisson France to CCH.

4.	England

a.	Notice of Assignment of Voyager Management Agreement from Supplystill to CP(UK) and acknowledgement of such assignment from CP(UK).

b.	Notice of Assignment of Voyager Time Charter from Supplystill to CCH and acknowledgement of such assignment from CCH.

c.

Form No. 395 filed in respect of Supplystill with Companies House under 395 of the Companies Act 1985 for each of the Collateral Agreement, Deed of Covenants, Earnings Assignment and Insurance Assignment.

5.	Washington D.C.

a.	UCC financing statement naming Radisson France, as Debtor, and the Collateral Agent, as Secured Party, with respect to the Collateral Agreement, Earnings Assignment and Insurance Assignment.

b.	UCC financing statement naming CP2, as Debtor, and the Collateral Agent, as Secured Party, with respect to the Collateral Agreement, Earnings Assignment and Insurance Assignment.

c.	UCC financing statement naming Supplystill, as Debtor, and the Collateral Agent, as Secured Party, with respect to the Collateral Agreement, Earnings Assignment and Insurance Assignment.

d.

UCC financing statement amendment (amending the UCC financing statement referred to in 5.a above) naming Mariner LLC, as Debtor, and the Collateral Agent, as Secured Party, with respect to the Collateral Agreement, Earnings Assignment and Insurance Assignment.

6.	Marshall Islands

None.

SCHEDULE E

SCHEDULE 1

NOTICE OF ASSIGNMENT OF INSURANCES

MARINER, LLC (the “Owner”), the owner of the passenger vessel SEVEN SEAS MARINER, registered under the laws of the Commonwealth of The Bahamas with Official Number 8001280 and IMO Number 9210139 (the “Vessel”), HEREBY GIVES NOTICE that by an Assignment in writing dated as of January 31, 2008, made by Radisson Seven Seas (France) SNC and assumed by the Owner on November 10, 2010 to HSBC Bank plc as administrative agent and collateral agent (the “First Mortgagee”) under a first lien credit agreement dated as of January 31, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), the Owner assigned to the First Mortgagee all its right, title and interest in all insurances in respect of the Vessel including the insurances constituted by the policy whereon this Notice is endorsed.

Dated:         as of November 10, 2010

MARINER, LLC

By
Gema M. Piñon Authorized Person

APPENDIX A

LOSS PAYABLE CLAUSE

HULL AND MACHINERY, HULL INTEREST AND WAR (FIRST MORTGAGE)

BY AN ASSIGNMENT IN WRITING dated as of January 31, 2008 and assumed by MARINER, LLC on November 10, 2010 (the “Owner”) assigned absolutely to HSBC BANK PLC (the “First Mortgagee”) acting through its office at 8 Canada Square, London E14 5HQ, as collateral agent and administrative agent under a first lien credit agreement dated as of January 31, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), first mortgagee of the passenger vessel SEVEN SEAS MARINER, registered under the laws of the Commonwealth of The Bahamas with Official Number 8001280 and IMO Number 9210139 (the “Vessel”) pursuant to a first priority statutory ship mortgage and deed of covenants each dated as of January 31, 2008 (collectively, the “First Mortgage”) this policy and all benefits thereof including all claims of whatsoever nature hereunder.

Claims hereunder for an actual total loss, arranged, agreed or compromised or constructive total loss shall be payable to the First Mortgagee for distribution first to itself and thereafter to others, as their respective interests may appear.

Subject thereto, all other claims shall be payable as provided in subsections (a) and (b) below; PROVIDED HOWEVER that upon notice from the First Mortgagee to the underwriters of a default under the First Lien Credit Agreement, all claims under this policy of insurance shall be payable to the First Mortgagee for distribution first to itself and thereafter to others, as their respective interests may appear.

(a)         A claim in respect of any one casualty or occurrence where the aggregate claim against all insurers does not exceed FIVE MILLION UNITED STATES DOLLARS (US$5,000,000) or the equivalent in any other currency, prior to adjustment for any franchise or deductible under the terms of the policy, shall be paid directly to the Owner for the repair, salvage or other charges involved or as reimbursement if the Owner has fully repaired all damage sustained to the Vessel and paid all the salvage or other charges.

(b)         A claim in respect of any one casualty or occurrence where the aggregate claim against all insurers exceeds FIVE MILLION UNITED STATES DOLLARS (US$5,000,000) or the equivalent in any other currency prior to adjustment for any franchise or deductible under the terms of the policy, shall, subject to the prior written consent of the First Mortgagee, be paid to the Owner as and when the Vessel is restored to her former state and condition and the liability in respect of which the insurance loss is payable is discharged, and provided that the insurers may with such consent as aforesaid make payment on account of repairs in the course of being effected, but, in the absence of such prior written consent shall be payable directly to the First Mortgagee for distribution first to itself and thereafter to others, as their respective interests may appear.

APPENDIX B

LOSS PAYABLE CLAUSE

PROTECTION AND INDEMNITY

Vessel	IMO No.	Owner
m.v. SEVEN SEAS MARINER	9210139	Mariner, LLC

Payment of any recovery the Owner, Seven Seas Cruises S. DE R.L., Prestige Cruise Services LLC, Celtic Pacific (UK) Limited and Seven Seas Services Limited, as their interests may appear, is entitled to receive out of the funds of the Association in respect of any liability, costs or expenses incurred by it shall be made to such person or to its order unless and until the Association receives notice from HSBC BANK PLC, acting through its office at 8 Canada Square, London E14 5HQ, as collateral agent for itself and others (together with its successors and assigns, the “Collateral Agent”), that the Owner is in default under a first lien credit agreement dated as of January 31, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”) or is otherwise obligated to deliver such recovery to the Collateral Agent, in which event all recoveries shall thereafter be paid to the Collateral Agent or its order, provided always that no liability whatsoever shall attach to the Association, its managers or their agents for failure to comply with the latter obligation until after the expiry of two clear business days from the receipt of such notice. The Association shall, unless it receives from the Collateral Agent notice to the contrary, be at liberty at the request of the Owner to provide bail or other security to prevent the arrest or obtain the release of the Vessel, without liability to the Collateral Agent.

SCHEDULE F

LOSS PAYABLE CLAUSE

PROTECTION AND INDEMNITY

Vessel	IMO No.	Owner
m.v. SEVEN SEAS VOYAGER	9247144	Supplystill Limited
m.v. SEVEN SEAS MARINER	9210139	Mariner, LLC
m.v. SEVEN SEAS NAVIGATOR	9064126	Celtic Pacific (UK) Two Limited

Payment of any recovery the Parent, Prestige Cruise Services LLC, Celtic Pacific (UK) Limited, Seven Seas Services Limited, Supplystill Limited, Celtic Pacific (UK) Two Limited and Mariner, LLC1, as their interests may appear, is entitled to receive out of the funds of the Association in respect of any liability, costs or expenses incurred by it shall be made to such person or to its order unless and until the Association receives notice from HSBC BANK PLC, acting through its office at 8 Canada Square, London E14 5HQ, as collateral agent for itself and others (together with its successors and assigns, the “Collateral Agent”), that the Parent is in default under a first lien credit agreement dated as of January 31, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”) or is otherwise obligated to deliver such recovery to the Collateral Agent, in which event all recoveries shall thereafter be paid to the Collateral Agent or its order, provided always that no liability whatsoever shall attach to the Association, its managers or their agents for failure to comply with the latter obligation until after the expiry of two clear business days from the receipt of such notice. The Association shall, unless it receives from the Collateral Agent notice to the contrary, be at liberty at the request of the Parent to provide bail or other security to prevent the arrest or obtain the release of the applicable Vessel, without liability to the Collateral Agent.

1In each case, as applicable under the relevant loss payable clause.